UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2007

HUNGARIAN TELEPHONE AND CABLE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400

Seattle, Washington 98101-3034

(Address of Principal Executive Offices)

(206) 654-0204

(Registrant's telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On April 27, 2007, the Audit Committee of the Board of Directors of Hungarian Telephone and Cable Corp. ("HTCC") dismissed KPMG Hungaria Kft. ("KPMG") as the Company's independent registered public accounting firm and approved the appointment of PricewaterhouseCoopers Kft. ("PWC") as the Company's independent registered public accounting firm.

During the last two fiscal years ended December 31, 2006 and in the subsequent interim period through April 27, 2007, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (2) "reportable events" (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of KPMG on the consolidated financial statements of HTCC and subsidiaries as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG's report on the consolidated financial statements of HTCC and subsidiaries as of and for the years ended December 31, 2006 and 2005, contained separate paragraphs stating that (1) "Effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, as discussed in Note 1(m) to the consolidated financial statements" and (2) "As disclosed in Note 1 (c ) to the consolidated financial statements, the 2005 and 2004 consolidated statements of operations and comprehensive income have been restated to reflect the correction of errors in the presentation of revenues, cost of sales and local business tax."

The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from KPMG is attached as exhibit 16 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16 Letter from KPMG Hungaria Kft. dated May 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: May 3, 2007 By: /s/ Peter T. Noone

Peter T. Noone

General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP.

Exhibit Index

Exhibit Number	Description of Document
16	Letter from KPMG Hungaria Kft. dated May 3, 2007